Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of China Energy Recovery, Inc. (the "Company") for the quarterly period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Qinghuan Wu, Chief Executive Officer of the Company, and Simon Dong, Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Qinghuan Wu

Qinghuan Wu,

Chief Executive Officer

November 16, 2012

By: /s/ Simon Dong

Simon Dong,

Acting Chief Financial Officer

November 16, 2012